UMB Financial Corporation News Release

1010 Grand Boulevard

Kansas City, MO 64106

816.860.7000

umb.com

//FOR IMMEDIATE RELEASE//

Media Contact: Kelli Christman: 816.860.5088

Investor Relations Contact: Kay McMillan, 816.860.7106

UMB Financial Corporation Announces Increase in Scout Investments Assets Under Management for the Third Quarter 2013

KANSAS CITY, Mo. (October 16, 2013) - UMB Financial Corporation (Nasdaq: UMBF), a diversified financial holding company, announced an increase in assets under management for its Institutional Investment Management segment ("Scout Investments"). Assets under management for the third quarter 2013 totaled $29.3 billion, which is a 29.6 percent increase compared to the third quarter 2012. For more information, visit scoutinv.com.

Conference Call

The company plans to host a conference call to discuss its 2013 third quarter earnings results on October 23, 2013, at 8:30 a.m. (CDT). Interested parties may access the call by dialing (toll-free) 877-941-8609 or (U.S.) 480-629-9692. The live call can also be accessed by visiting the investor relations area of umb.com or by using the following the link:

http://event.on24.com/r.htm?e=693648&s=1&k=8385C9EB9937F5D8717F480564EFD188

A replay of the conference call may be heard until November 6, 2013, by calling (toll-free) 800-406-7325 or (U.S.) 303-590-3030. The replay pass code required for playback is conference identification number 4643357. The call replay may also be accessed via the company's website umb.com by visiting the investor relations area.

Forward-Looking Statements:

This release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2012, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the SEC. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a diversified financial holding company headquartered in Kansas City, Mo., offering complete banking services,  payment solutions, asset servicing, private wealth management and institutional investment management to customers. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska and Arizona. It also has a loan production office in Texas. Subsidiaries of the holding company include companies that offer services to mutual funds and alternative-investment entities and registered investment advisors that offer equity and fixed income strategies to institutions and individual investors. For more information, visit umb.com, blog.umb.com or follow us on Twitter at @UMBBank, Facebook at facebook.com/UMBBank and LinkedIn at linkedin.com/company/umb-bank.